                                                                    EXHIBIT 99.2

                                 ELECTION FORM

        TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK OF

                              ELECTROMEDICS, INC.

    Please read and follow carefully the Instructions set forth below, which set forth the requirements that need to be complied with in order to make an effective election. Nominees, trustees or other persons who hold shares of Electromedics, Inc. ("Electromedics") common stock, par value $.05 per share ("Electromedics Common Stock"), in a representative capacity are directed to Instruction F(5).

    TO BE EFFECTIVE, THIS ELECTION FORM, PROPERLY COMPLETED AND SIGNED IN ACCORDANCE WITH THE ACCOMPANYING INSTRUCTIONS, TOGETHER WITH CERTIFICATES FOR THE ELECTROMEDICS COMMON STOCK COVERED HEREBY (UNLESS DELIVERY IS GUARANTEED IN BOX F BELOW IN ACCORDANCE WITH INSTRUCTION A), MUST BE RECEIVED BY THE EXCHANGE AGENT NAMED BELOW, AT THE APPROPRIATE ADDRESS SET FORTH BELOW, NO LATER THAN THE ELECTION DEADLINE. DELIVERIES MADE TO ADDRESSES OTHER THAN THE ADDRESSES FOR THE EXCHANGE AGENT SET FORTH BELOW DO NOT CONSTITUTE VALID DELIVERIES AND THE EXCHANGE AGENT WILL NOT BE RESPONSIBLE THEREFOR.

                    THE ELECTION DEADLINE IS APRIL 22, 1994

    / / Check this box if you are submitting this Election Form to revise an Election Form that you previously sent to the Exchange Agent.

  If you require additional information (such as how to fill out the Election Form, whether the Exchange Agent has received your Election Form, mechanics of the Merger, etc.), please call or write to the Information Agent:

                                 Chemical Bank
                            Proxy Solicitation Area
                        450 West 33rd Street, 15th Floor
                               New York, NY 10001
                           1-800-279-1259 (Toll Free)
                     Banks and Brokers call (212) 613-7618

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

TO: NORWEST BANK MINNESOTA, N.A., Exchange Agent

IF BY MAIL:                                                OR IF BY HAND OR BY COURIER
                                                   (Mon.-Fri. 9:00 A.M.-5:00 P.M. Local Time):
Stock Transfer Department            Stock Transfer Department            c/o Norwest Trust Company
P.O. Box 418                         161 North Concord Exchange  or       Three New York Plaza, 15th Floor
South St. Paul, MN 55075-0418        South St. Paul, MN 55075             New York, NY 10005
(612) 450-4027

                                                        All Electromedics Shareholders must complete Boxes A,
Ladies and Gentlemen:                                   B, C, and E and enclose their stock certificates
                                                        (unless delivery of their stock certificates is
                                                        guaranteed in Box D).

    This Election Form is being delivered in connection with the merger (the "Merger") of Electromedics with and into MDT Acquisition Corp., a subsidiary of Medtronic, Inc. ("Medtronic"), pursuant to the Agreement and Plan of Merger, dated as of December 23, 1993 (the "Merger Agreement"). THE PURPOSE OF THIS ELECTION FORM IS TO ALLOW YOU TO ELECT TO RECEIVE CASH OR MEDTRONIC COMMON STOCK, OR A COMBINATION OF BOTH, IN EXCHANGE FOR YOUR ELECTROMEDICS SHARES.

  (PLEASE READ CAREFULLY THE GENERAL INSTRUCTIONS CONTAINED ELSEWHERE HEREIN)

                                     BOX A

                                    ELECTION

     The undersigned, subject to the Election and Allocation Procedures (as defined below) and the other terms and conditions set forth in this Election Form, including the documents incorporated herein by reference, hereby (a) surrenders the certificate(s) (the "Certificates") representing the shares of Electromedics Common Stock listed in Box B below and (b) elects (an "Election"), as indicated below, upon consummation of the Merger to have each of the shares of Electromedics Common Stock represented by the Certificates converted as follows:

     CASH ELECTION: __________ ELECTROMEDICS  SHARES, exchanged  for $6.875 per share in cash, without interest; and

     STOCK ELECTION: __________ ELECTROMEDICS SHARES, exchanged  for shares  of common stock, par value $.10 per share, of Medtronic ("Medtronic Shares").

                       __________ TOTAL SHARES ELECTED (MUST equal total shares
                                  enclosed  in   order  to   be  an   effective
                                  Election)

     (WRITE ABOVE, NEXT TO THE TWO TYPES OF ELECTIONS, THE NUMBER OF WHOLE SHARES FOR WHICH YOU ARE MAKING A CASH ELECTION AND THE NUMBER OF WHOLE SHARES FOR WHICH YOU ARE MAKING A STOCK ELECTION; THE TOTAL MUST EQUAL THE TOTAL SHARES (POST-SPLIT) SHOWN ON THE LABEL IN BOX B BELOW. IF YOU DO NOT INDICATE THE NUMBER OF SHARES FOR WHICH YOU ARE MAKING EACH ELECTION, YOU WILL BE TREATED AS MAKING A STOCK ELECTION FOR ALL OF YOUR SHARES.)

IMPORTANT NOTE: IF YOUR CERTIFICATES ARE DATED OCTOBER 16, 1987 OR BEFORE, PLEASE READ THIS NOTE. Electromedics effected a 1-for-5 reverse stock split effective October 19, 1987. The label in Box B below reflects a pre-split and a post-split share amount. The PRE-SPLIT number is the number of shares shown on your certificates. The POST-SPLIT number is the actual number of shares you own now. YOU MUST USE THE POST-SPLIT TOTAL SHARES IN MAKING YOUR ELECTION IN BOX A. REMEMBER THAT YOUR ELECTION MUST BE FOR WHOLE SHARES ONLY.

    If the Exchange Agent has not received your properly completed Election Form, accompanied by your stock certificates, by the Election Deadline (as defined in Instruction A) (unless Box F (Guaranty of Delivery) has been properly completed and such certificates are received by the Exchange Agent by the Guaranteed Delivery Deadline), you will be deemed to have made a Non-Election, which has the same effect as making a Stock Election for all of your shares. THE EXCHANGE AGENT WILL HAVE NO OBLIGATION TO NOTIFY YOU IF THE EXCHANGE AGENT DOES NOT TIMELY RECEIVE YOUR PROPERLY COMPLETED ELECTION FORM OR IF YOUR ELECTION FORM IS DEFECTIVE IN ANY WAY.

   FOR USE BY THE EXCHANGE AGENT ONLY

   Debit shares _____ Partial _____ SIBL/LT _____ Alt Payee _____ Spec Del ____

   Legend ________ Approved ________ Input _______ Audit _______ Mailed _______

    The undersigned hereby certifies: that this Election covers all of the shares of Electromedics Common Stock registered in the name of the undersigned and either (i) beneficially owned by the undersigned, or (ii) owned by the undersigned in a representative or fiduciary capacity for a particular beneficial owner or for one or more beneficial owners, except as otherwise permitted pursuant to Instruction F(5).

                                     BOX B

                                          CERTIFICATE INFORMATION
                      List below the certificates to which this Election Form relates.
                                  (Attach additional sheets if necessary.)
                                                                                                NUMBER OF
                                                                                                 SHARES
                 NAME AND ADDRESS OF REGISTERED HOLDER(S)                                       SHOWN ON
                      AS SHOWN ON THE SHARE RECORDS                           CERTIFICATE         EACH
                        (PLEASE FILL IN, IF BLANK)                              NUMBER         CERTIFICATE
                                                                            ---------------
                                                                            ---------------
                                                                            ---------------
                                                                            ---------------
                                                                             TOTAL SHARES:

/  /    I have lost my certificate(s) for ________ shares and require assistance with respect to replacing the shares.
     (See Instruction G(8).)

IMPORTANT NOTE: IF YOUR CERTIFICATES ARE DATED OCTOBER 16, 1987 OR BEFORE, PLEASE READ THIS NOTE. Electromedics effected a 1-for-5 reverse stock split effective October 19, 1987. If the label in Box B reflects a pre-split and a post-split share amount, the PRE-SPLIT number is the number of shares shown on your certificates and is the number of shares that you should list in Box B above. (Note that this is different from Box A, where you listed POST-SPLIT share amounts. The POST-SPLIT number is the actual number of shares you own now.)

    This Election is subject to the terms and conditions set forth in the Proxy Statement/Prospectus, dated March 21, 1994 (the "Proxy Statement/Prospectus"), including the Plan of Merger attached as Appendix A thereto, furnished to shareholders of Electromedics in connection with the Merger, which are incorporated herein by reference. Receipt of the Proxy Statement/ Prospectus and the Plan of Merger is hereby acknowledged. Copies of the Proxy Statement/Prospectus are available from Chemical Bank upon request (see Instruction G(10)).

    It is understood that because pursuant to the Plan of Merger the number of shares of Electromedics Common Stock to be converted into the right to receive cash in the Merger are subject to limitations, no assurance can be given that an Election by any given stockholder, including this Election by the undersigned, can be accommodated. Rather, the Election by each holder of Electromedics Common Stock, including the Election by the undersigned, will be subject to the results of the election and allocation procedures set forth in the Merger Agreement and described in the Proxy Statement/Prospectus under "The Merger-- Conversion of Electromedics Common Stock in the Merger" (the "Election and Allocation Procedures").

                   CERTIFICATE HOLDER(S) SIGN IN BOX C BELOW

    The undersigned hereby represents and warrants that the undersigned has full power and authority to complete and deliver this Election Form and to deliver for surrender and cancellation the above-described Certificate(s) delivered herewith and that the rights represented by the Certificate(s) are free and clear of all liens, restrictions, charges and encumbrances and are not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender of the Certificate(s) surrendered herewith. All authority herein conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Delivery of the Certificate(s) for surrender and cancellation may be revoked only in accordance with Instruction F(2). By signing below, if the undersigned holds shares as a nominee, trustee, or in any other representative capacity for a beneficial owner, the undersigned hereby certifies that this Election Form covers all the shares of Electromedics Common Stock held in such capacity for such beneficial owner.

                        BOX C                                                  BOX D
                      SIGN HERE
   (To be completed by all person(s) surrendering
   certificates and executing this Election Form)
                                                          Complete ONLY if required by Instruction G(5).
 ---------------------------------------------------                    SIGNATURE GUARANTY
 ---------------------------------------------------        Your signature must be MEDALLION GUARANTEED
             (Signature(s) of holder(s))                       by an eligible financial institution.
 Dated:    -----------------------------------------         NOTE:  A notarization by a notary public
 Name(s):  -----------------------------------------                    is not acceptable.
           -----------------------------------------          FOR USE BY FINANCIAL INSTITUTION ONLY.
           -----------------------------------------                 PLACE MEDALLION GUARANTY
 Address:  -----------------------------------------                      IN SPACE BELOW.
           -----------------------------------------
           -----------------------------------------
                     (including zip code)
/ /  Check box if change of address
Daytime Phone: ----------------------------------
    (So the Exchange Agent can contact you in case of
    questions, although the Exchange Agent is under
    no obligation to do so.)
  Must be signed by  registered holder(s) exactly  as
name(s)  appear(s)  on  stock  certificate(s)  or  by
person(s) authorized to become registered holders  by
documents  transmitted herewith. If signature is by a
trustee, executor, administrator, guardian,
attorney-in-fact, officer of a corporation or in  any
other  fiduciary  or representative  capacity, please
set forth full title. (See Instruction G(6)).
Title:      -----------------------------------------
   (Other than signature(s), please print or type)

                           IMPORTANT TAX INFORMATION

PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER.

                                     BOX E

          SUBSTITUTE             PART I--PLEASE PROVIDE YOUR TIN IN THE BOX       Social Security Number
           FORM W-9              AT RIGHT AND CERTIFY BY SIGNING AND DATING   OR --------------------------
  DEPARTMENT OF THE TREASURY     BELOW.                                       Employer Identification Number
   INTERNAL REVENUE SERVICE      See Instruction G(9).
 PAYER'S REQUEST FOR TAXPAYER
  IDENTIFICATION NUMBER (TIN)
                                 PART II--Awaiting TIN / /                   PART III--Exempt Payee / /
 CERTIFICATION. Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
 (2)  I am not subject to backup withholding either because  I have not been notified by the Internal Revenue
     Service ("IRS") that I am subject to backup withholding as a result of a failure to report all  interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATION  INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are subject  to backup  withholding because  of underreporting  interest or  dividends on  your tax  return.
 However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
 SIGNATURE:                                                                  DATE:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF
                              SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part II (and have completed this Certificate of Awaiting Taxpayer Identification Number), 31% of all reportable payments made to me will be withheld until I provide a properly certified taxpayer identification number to the Exchange Agent.

 ------------------------------------------------------------------------------
                  Signature                                Date

                                     BOX F

                              GUARANTY OF DELIVERY
         (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)
                              (SEE INSTRUCTION A)

 The undersigned (check appropriate boxes below) guarantees to deliver to the Exchange Agent at the appropriate address set forth above the certificates for shares of Electromedics Common Stock submitted with this Election Form no later than 5:00 p.m., Central Time, on the fifth business day after the Election Deadline (as defined in Instruction A).

 / / a member of a registered national securities                  --------------------------------------------------
   exchange                                                                      (Firm -- Please print)
 / / a member of the National Association of Securities         --------------------------------------------------------
   Dealers, Inc.                                                                 (Authorized Signature)
 / / a commercial bank or trust company in the                  --------------------------------------------------------
   United States                                                --------------------------------------------------------
                                                                                       (Address)
                                                                --------------------------------------------------------
                                                                            (Area Code and Telephone Number)
 NOTE TO BANKS AND BROKERS: This Guaranty of Delivery may be faxed to the Exchange Agent at (612) 450-4050.

                    SPECIAL PAYMENT AND MAILING INSTRUCTIONS

The undersigned understands that the Medtronic Shares to be issued, the check issued as payment in cash, or the cash in lieu of fractional shares check (such checks being referred to herein as "Payment Checks") with respect to the Electromedics Common Stock surrendered will be issued in the same name(s) as the certificate(s) surrendered and will be mailed to the address of the registered holder(s) indicated above, unless otherwise indicated in Box G or Box H below. IF BOX G IS COMPLETED, THE SIGNATURE OF THE UNDERSIGNED MUST BE MEDALLION GUARANTEED AS SET FORTH IN INSTRUCTION G(5).

                       BOX G                                                 BOX H
            SPECIAL PAYMENT INSTRUCTIONS                          SPECIAL MAILING INSTRUCTIONS
               (See Instruction G(5))                                (See Instruction G(7))
 TO BE COMPLETED ONLY if the certificate or  Payment  TO  BE COMPLETED ONLY if  the certificate or Payment
 Check(s) is (are)  to be issued  in the name(s)  of  Check(s)  is (are) to be delivered to the registered someone other  than  the registered  holder(s)  set  holder(s)  or  someone  other  than  the  registered
 forth above.                                         holder(s) at an address other than that shown above.
 ISSUE TO:                                            MAIL TO:

 Name:    -----------------------------------------   Name:     ----------------------------------------

 Address:  -----------------------------------------  Address:   ----------------------------------------
                (street and number)                                   (street and number)
 ---------------------------------------------------  ----------------------------------------------------
             (city, state and zip code)                            (city, state and zip code)
   (You must complete Box E, Form W-9, and Box D,
  Signature Guaranty, if you complete this Box G)
               (Please print or type)                                (Please print or type)

                                  INSTRUCTIONS

    This Election Form (or a facsimile thereof) should be properly filled in, dated and signed, and should be delivered, together with all stock certificates representing Electromedics Common Stock currently held by you (unless delivery is guaranteed in Box F in accordance with Instruction A), to the Exchange Agent at the appropriate address set forth on the front of this Election Form. Please read and follow carefully the instructions regarding completion of this Election Form set forth below. If you have any questions concerning this Election Form or require any information or assistance, see Instruction G(10).

A.  TIME IN WHICH TO ELECT

    IN ORDER FOR AN ELECTION TO BE EFFECTIVE, THE EXCHANGE AGENT MUST RECEIVE A PROPERLY COMPLETED ELECTION FORM, ACCOMPANIED BY ALL STOCK CERTIFICATES REPRESENTING ELECTROMEDICS COMMON STOCK CURRENTLY HELD BY YOU (OR A PROPER GUARANTY OF DELIVERY, AS DESCRIBED BELOW), NO LATER THAN 5:00 P.M., CENTRAL TIME, ON APRIL 22, 1994 (THE "ELECTION DEADLINE"). If all other conditions set forth in the Plan of Merger have been met or, if permissible, waived, the effective time of the Merger (the "Effective Time") could occur on the same day approval of the Merger by shareholders of Electromedics is obtained. Persons whose stock certificates are not immediately available may also make an Election by completing this Election Form (or a facsimile thereof) and having Box F (Guaranty of Delivery) properly completed and duly executed by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (subject to the condition that the certificates, the delivery of which is thereby guaranteed, are in fact delivered to the Exchange Agent no later than 5:00 p.m., Central Time, on the fifth business day after the Election Deadline (the "Guaranteed Delivery Deadline")).

    IF THE EXCHANGE AGENT HAS NOT RECEIVED YOUR PROPERLY COMPLETED ELECTION FORM, ACCOMPANIED BY YOUR STOCK CERTIFICATES, BY THE ELECTION DEADLINE (UNLESS BOX F (GUARANTY OF DELIVERY) HAS BEEN PROPERLY COMPLETED AND SUCH CERTIFICATES ARE RECEIVED BY THE EXCHANGE AGENT BY THE GUARANTEED DELIVERY DEADLINE), YOU WILL BE DEEMED TO HAVE MADE A NON-ELECTION.

    For instructions regarding changes or revocations of Elections and the time in which such changes or revocations can be made, see Instructions F(1) and F(2) below.

B.  ELECTIONS.

    This Election Form provides for your Election, subject to the Election and Allocation Procedures and the other terms and conditions set forth hereunder and in the documents incorporated herein by reference, upon consummation of the Merger to have each of the shares of Electromedics Common Stock covered by this Election Form converted into the right:

    - to receive $6.875 in cash without interest (a Cash Election); or

    - to receive Medtronic Shares (a Stock Election); or

    - to receive a combination thereof.

    You should understand that your Election is subject to certain terms and conditions that are set forth in the Plan of Merger and described in the Proxy Statement/Prospectus. The Plan of Merger is included as Appendix A to the Proxy Statement/ Prospectus. Copies of the Proxy Statement/Prospectus may be requested from the Information Agent, Chemical Bank, at the address or phone number set forth in Instruction G(10). The delivery of this Election Form to the Exchange Agent constitutes acknowledgement of the receipt of the Proxy Statement/Prospectus.

    EACH HOLDER OF ELECTROMEDICS COMMON STOCK IS STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY AND TO DISCUSS THE CONTENTS THEREOF, THE MERGER AND THIS ELECTION FORM WITH HIS OR HER PERSONAL FINANCIAL AND TAX ADVISORS PRIOR TO DECIDING WHAT ELECTION(S) TO MAKE. THE TAX CONSEQUENCES TO A HOLDER OF ELECTROMEDICS COMMON STOCK WILL VARY DEPENDING UPON A NUMBER OF FACTORS. FOR CERTAIN INFORMATION REGARDING THE FEDERAL INCOME TAX CONSEQUENCES OF AN ELECTION, SEE "THE MERGER--CERTAIN FEDERAL INCOME TAX CONSEQUENCES" IN THE PROXY STATEMENT/PROSPECTUS. EXCEPT FOR THE INFORMATION STATED IN THE PROXY STATEMENT/PROSPECTUS, THE EXCHANGE AGENT AND THE INFORMATION AGENT WILL NOT BE AUTHORIZED TO PROVIDE TAX INFORMATION TO YOU, INCLUDING ANY INFORMATION AS TO COST BASIS, TAX TREATMENT, AND TAX CALCULATIONS.

C.  CASH ELECTION

    If you elect, subject to the Election and Allocation Procedures and the other terms and conditions set forth in this Election Form, including the documents incorporated herein by reference, to receive cash for all or a portion of the shares of Electromedics Common Stock covered by this Election Form, you should indicate the number of whole shares of Electromedics Common Stock for which the election is made on the "Cash Election" line in Box A on the first page of this Election Form.

D.  STOCK ELECTION

    If you elect, subject to the Election and Allocation Procedures and the other terms and conditions set forth in this Election Form, including the documents incorporated herein by reference, to receive Medtronic Shares for all or any portion of the shares of Electromedics Common Stock covered by this Election Form, you should indicate the number of whole shares of Electromedics Common Stock for which the election is made on the "Stock Election" line in Box A on the first page of this Election Form.

    Medtronic will not issue any fractional Medtronic Shares in connection with the Merger; shareholders will instead receive cash in an amount equal to (i) the average of the per share closing price on the New York Stock Exchange (the "NYSE") of Medtronic Shares on the 10 consecutive trading days ending on the third trading day prior to the date of the Effective Time multiplied by (ii) the fractional share amount such shareholders would otherwise have received, without interest, rounded to the nearest cent.

E.  NON-ELECTION

    If you do not indicate a preference for either cash or Medtronic Shares, or a combination of cash and Medtronic Shares, you will be treated as making a "Non-Election," which has the same effect as making a Stock Election for all shares of Electromedics Common Stock covered by the Election Form.

    If you have failed to make an effective Cash Election, Stock Election, or combination of the two for ALL of the shares of Electromedics Common Stock required to be covered by this Election Form, or if your Election is deemed by the Exchange Agent or Medtronic to be defective in any way, or if your Election Form is not accompanied by your certificates (unless Box F (Guaranty of Delivery) has been properly completed and such certificates are received by the Exchange Agent by the Guaranteed Delivery Deadline), you will be considered to have made a Non-Election for ALL of such shares, which (again) has the same effect as making a Stock Election for all such shares.

F.  SPECIAL CONDITIONS

    (1) CHANGE OF ELECTION. An effective Election may be changed by the person or persons making such Election by a written notice signed and dated by such person or persons received by the Exchange Agent prior to the Election Deadline, identifying the name of the registered holder of Electromedics Common Stock subject to such Election and the serial numbers shown on the certificates representing such Electromedics Common Stock. ANY SUCH NOTICE MUST BE ACCOMPANIED BY A PROPERLY COMPLETED, REVISED ELECTION FORM THAT CLEARLY INDICATES, BY MARKING THE BOX ON THE FRONT OF THIS ELECTION FORM FOR REVISED ELECTIONS, THAT IT IS A REVISED ELECTION FORM.

    (2) REVOCATION OF ELECTION. An election may be revoked by the person or person making such election by a written notice signed and dated by such person or persons and received by the Exchange Agent prior to the Election Deadline, identifying the name of the registered holder of the Electromedics Common Stock subject to such Election and the serial numbers shown on the certificates representing such Electromedics Common Stock. Any person or persons who have effectively revoked an Election may, by a signed and dated written notice to the Exchange Agent, request the return of the stock certificates submitted to the Exchange Agent and such certificates will be returned to such person or persons (at the shareholder's risk) within five business days after receipt of such request.

    (3) NULLIFICATION OF ELECTION.   All Election Forms will  be void and of  no
effect if the Merger is not consummated, and certificates submitted therewith shall be promptly returned to the person submitting the same.

    (4) ELECTIONS SUBJECT TO ALLOCATION. All Elections are subject to the Election and Allocation Procedures set forth in the Plan of Merger and described in the Proxy Statement/Prospectus under the Caption "The Merger--Conversion of Electromedics Common Stock in the Merger" and to the other terms and conditions set forth thereunder and hereunder, including the documents incorporated herein by reference.

    (5) SHARES HELD BY NOMINEES, TRUSTEES OR OTHER REPRESENTATIVES. Holders of record of shares of Electromedics Common Stock who hold such shares as nominees, trustees or in other representative or fiduciary capacities (a "Representative") may submit one or more Election Forms covering the aggregate number of shares of Electromedics Common Stock held by such Representative for the beneficial owners for whom the Representative is making an Election or a Non-Election; provided, that such Representative certifies that each such Form of Election covers all the shares of Electromedics Common Stock held by such Representative for a particular beneficial owner. Any Representative who makes an Election or a Non-Election may be required to provide the Exchange Agent with such documents and/or additional certificates, if requested, in order to satisfy the Exchange Agent that such Representative holds such shares of Electromedics Common Stock for a particular beneficial owner of such shares. If any shares held by a Representative are not covered by an effective Election Form, they will be deemed to be covered by a Non-Election, which has the same effect as making a Stock Election. See Instruction E.

G.  GENERAL

    (1) EXECUTION AND DELIVERY. In order to make an effective Election, you must correctly fill out this Election Form, or a facsimile thereof. After dating and signing it, you are responsible for its delivery TO THE EXCHANGE AGENT AT THE ADDRESS SET FORTH ON THE FRONT OF THIS ELECTION FORM BY THE ELECTION DEADLINE, accompanied by all stock certificates representing Electromedics Common Stock currently held by you or a proper Guaranty of Delivery of such stock certificates pursuant to Instruction A. YOU MAY CHOOSE ANY METHOD TO DELIVER THIS ELECTION FORM; HOWEVER, YOU ASSUME ALL RISK OF NON-DELIVERY. IF YOU CHOOSE TO USE THE MAIL, WE RECOMMEND THAT YOU USE EITHER OVERNIGHT COURIER OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE ALL STOCK CERTIFICATES. DELIVERY OF STOCK CERTIFICATES WILL BE DEEMED EFFECTIVE AND RISK OF LOSS WITH RESPECT TO SUCH CERTIFICATES SHALL PASS ONLY WHEN SUCH CERTIFICATES ARE ACTUALLY RECEIVED BY THE EXCHANGE AGENT.

    (2) SIGNATURES. Except as otherwise permitted below, you must sign this Election Form exactly the way your name appears on the face of your certificates. If the shares are owned by two or more persons, each must sign exactly as his or her name appears on the face of the certificates. If shares of Electromedics Common Stock have been assigned by the registered owner, this Election Form should be signed in exactly the same way as the name of the assignee appearing on the certificates or transfer documents. See Instructions G(5)(a) and G(5)(b).

    (3) NOTICE OF DEFECTS; RESOLUTION OF DISPUTES. None of Electromedics, Medtronic and the Exchange Agent will be under any obligation to notify you or anyone else that the Exchange Agent has not received a properly completed Election Form or that any Election Form submitted is defective in any way.

    Any and all disputes with respect to Election Forms or to Elections made in respect to Electromedics Common Stock (including but not limited to matters relating to the Election Deadline, time limits, defects or irregularities in the surrender of any stock certificate, effectiveness of any Elections and computations of allocations) will be resolved by Medtronic, and its decision will be conclusive and binding on all concerned. Medtronic may delegate this function to the Exchange Agent in whole or in part.

Medtronic or the Exchange Agent shall have the absolute right in its sole discretion to reject any and all Election Forms and surrenders of stock certificates that are deemed by either of them to be not in proper form or to waive any immaterial irregularities in any Election Form or in the surrender of any stock certificate. Surrenders of stock certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured. In order to allow sufficient time to correct any possible defects in Elections prior to the Election Deadline, you are encouraged to return your Election Form promptly after receipt.

    (4) ISSUANCE OF PAYMENT CHECK(S) AND NEW CERTIFICATE. If the certificate representing Medtronic Shares and/or the Payment Check(s) are to be issued in the name of the registered holder(s) as inscribed on the surrendered certificate(s), the surrendered certificate(s) need not be endorsed and no guaranty of the signature on the Election Form is required. For corrections in name and change in name not involving changes in ownership, see Instruction G(5)(c).

    (5) ISSUANCE OF PAYMENT CHECK(S) AND NEW CERTIFICATE IN DIFFERENT NAMES. If the certificate representing Medtronic Shares and/or the Payment Check(s) are to be issued in the name of someone other than the registered holder(s) of the surrendered certificate(s), you must follow the guidelines below. Note that in each circumstance listed below, shareholder(s) must have signature(s) Medallion guaranteed in Box D and complete Box G and Box H.

        (a) ENDORSEMENT AND GUARANTY. The certificate(s) surrendered must be properly endorsed (or accompanied by stock powers properly executed) by the registered holder(s) of such certificates(s) to the person who is to receive the Medtronic Shares and/or the Payment Check(s). The signature(s) of the registered holder(s) on the endorsement or stock powers must correspond with the name(s) written upon the face of the certificate(s) in every particular and must be Medallion guaranteed by an eligible guarantor institution as defined below.

                  DEFINITION OF ELIGIBLE GUARANTOR INSTITUTION

              Generally an eligible guarantor institution, as defined in Rule 17Ad-15 of the regulations of the Securities and Exchange Commission, means:

                 (i) Banks (as that term is defined in Section 3(a) of the Federal Deposit Insurance Act);

                 (ii) Brokers, dealers, municipal securities dealers,  municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934; and

                 (iii) Credit  unions  (as  that  term  is  defined  in  Section
             19(b)(1)(A) of the Federal Reserve Act);

                 (iv) National securities exchanges, registered securities associations, clearing agencies, as those terms are used under the Securities Exchange Act of 1934; and

                 (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

        (b) TRANSFEREE'S SIGNATURE. The Election Form must be signed by the transferee or assignee or his or her agent, and should not be signed by the transferor or assignor. See Box C entitled "Sign Here." The signature of such transferee or assignee must be Medallion guaranteed by an eligible guarantor institution as provided in Instruction G(5)(a).

        (c) CORRECTION OF OR CHANGE IN NAME. For a correction of name or for a change in name that does not involve a change in ownership, proceed as follows: For a change in name by marriage, etc., the Election Form should be signed, E.G., "Mary Doe, now by marriage Mary Jones." For a correction in name, the Election Form should be signed, E.G., "James E. Brown, incorrectly inscribed as J.E. Brown." The signature in each case should be Medallion guaranteed in the manner described in Instruction G(5)(a) above and Box G should be completed.

        You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of the Medtronic Shares certificate and/or Payment Check(s) in a name different from that of the registered holder(s) of the surrendered certificate(s).

    (6) SUPPORTING EVIDENCE. In case any Election Form, certificate endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted (with the Election Form, surrendered certificate(s), and/or stock powers) documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions when necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer the certificate(s). Such documentary evidence of authority must be in form satisfactory to the Exchange Agent.

    (7) SPECIAL INSTRUCTIONS FOR DELIVERY BY THE EXCHANGE AGENT. The certificate representing Medtronic Shares and/or the Payment Check(s) will be mailed to the address of the registered holder(s) as indicated under Box B entitled "Certificates Enclosed," unless instructions to the contrary are given in Box H entitled "Special Mailing Instructions."

    (8) LOST CERTIFICATES. If you are not able to locate your certificates representing Electromedics Common Stock, you should check the box located below Box B and indicate the number of shares lost, then complete and send in the Election Form with the certificates that you do have in your possession. In such event, the Exchange Agent may forward additional documentation that the shareholder must complete in order to effectively surrender such lost or destroyed certificate(s). There may be a fee to replace lost certificates. If the required paperwork and fee (where required) have not been received by the Exchange Agent by the Election Deadline, the certificate(s) in question will not be included in your election and the shares of Electromedics Common Stock representated by the certificates will be deemed to be covered by a Non-Election.

    (9) FEDERAL INCOME TAX WITHHOLDING. Under federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service disclosing any payments of cash being made to each holder of certificates formerly representing shares of Electromedics Common Stock pursuant to the Plan of Merger. In order to avoid "backup withholding" of federal income tax on any cash received upon the surrender of certificate(s), a holder thereof must, unless an exemption applies, provide the Exchange Agent with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9, which is part of this Election Form (Box E), and certify, under penalties of perjury, that such number is correct and that such holder is not otherwise subject to backup withholding. The TIN for an individual is his or her social security number. If the correct TIN and certifications are not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments made for surrender of certificate(s) may be subject to backup withholding of 31%. In addition, if a holder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such a statement, a $500 penalty may also be imposed by the Internal Revenue Service.

    Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of income taxes, a refund may be obtained from the Internal Revenue Service.

    The TIN that must be provided on the Substitute Form W-9 is that of the registered holder(s) of the certificate(s) at the Effective Time of the Merger (or the special payment recipient shown in Box G). The box in Part II of the Substitute Form W-9 may be checked if the person surrendering the certificates has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part II has been checked, the person surrendering the certificate(s) must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part II is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed), the Exchange Agent will withhold 31% on all cash payments with respect to surrendered certificate(s) made prior to the time it is provided with a properly certified TIN.

    The IRS notifies certain taxpayers that they have underreported interest or dividend payments or that they have failed to file a return with the IRS reporting such payments. The certification as to backup withholding in Item (2) of the Certification on Substitute Form W-9 should be crossed out if the person who is obligated to provide a TIN pursuant to this Instruction has been so notified and has not received notice from the IRS that he or she is no longer subject to backup withholding. If the IRS has not provided such notice of underreported interest or dividend payments, the certification as to backup withholding should not be crossed out.

    Exempt persons (including, among others, corporations) are not subject to backup withholding and should indicate their exempt status on Substitute Form W-9 by entering their correct TIN, marking the box in Part III and signing and dating in the space provided. A foreign individual may qualify as an exempt person by submitting Form W-8 or a substitute Form W-8, signed under penalties of perjury, certifying to such person's exempt status. A form of such statement can be obtained from the Information Agent, Chemical Bank. A certificate holder should consult his or her tax advisor as to such holder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

    The signature and the date provided on the Substitute Form W-9 will serve to certify that the TIN and withholding information provided in this Election Form are true, correct and complete. Please consult your accountant or tax advisor for further guidance in completing the Substitute Form W-9.

    (10) QUESTIONS AND REQUESTS FOR INFORMATION OR ASSISTANCE. If you have any questions or need assistance to complete this Election Form, or would like to obtain additional copies of this Election Form, please contact the Information Agent, Chemical Bank, at 1-800-279-1259 (Toll Free) or Banks and Brokers call
(212) 613-7618. Copies of the Proxy Statement/Prospectus are also available from Chemical Bank.

H.  DELIVERY OF MEDTRONIC SHARES AND PAYMENT CHECKS

    As soon as practicable after the Effective Time of the Merger, the Exchange Agent will make the allocations of cash and Medtronic Shares to be received by holders of Electromedics Common Stock or their designees in accordance with the Election and Allocation Procedures. The Exchange Agent will thereafter issue and mail to you a check for any cash and/or any certificate or certificates for the Medtronic Shares to which you are entitled (and, if applicable, a check in lieu of a fractional share), PROVIDED you have delivered the required certificates for your Electromedics Common Stock in accordance with the terms and conditions hereof, including the documents incorporated herein by reference.

    If you do not submit an effective Election Form, the Exchange Agent will forward to you, as soon as practicable after the Merger becomes effective, a Letter of Transmittal for you to use to send in your stock certificates for shares of Electromedics Common Stock, containing appropriate instructions for surrendering such certificates at that time. After the Exchange Agent receives your stock certificates with a properly completed Letter of Transmittal, it will issue and mail to you any certificate or certificates for Medtronic Shares to which you are entitled (and, if applicable, a check in lieu of a fractional share), PROVIDED you have delivered the required certificates for your Electromedics Common Stock in accordance with the terms and conditions of the Letter of Transmittal, including the documents incorporated therein by reference.

      DO NOT ENCLOSE YOUR PROXY CARD RELATING TO THE SPECIAL MEETING WITH THIS ELECTION FORM. YOUR PROXY CARD SHOULD BE RETURNED IN THE POSTAGE-PAID ENVELOPE ENCLOSED WITH THE PROXY STATEMENT/PROSPECTUS FOR THAT PURPOSE.